Exelon Generation Hedging Program April 2009 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking
statements made herein.   The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in (1) Exelon’s 2008 Annual Report on
Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 18; and (2) other factors discussed in Exelon’s filings with the SEC.
Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this filing.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this filing, except as required by law.

Important Information
This presentation is intended to provide additional information regarding the hedging program at
Exelon Generation and to serve as an aid for the purposes of modeling Exelon Generation’s gross margin (operating revenues less purchased power and fuel expense). The information in this presentation is not intended to represent earnings guidance or a forecast of future events.
In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information in this presentation is as of February 28, 2009.  Going forward, we plan to update the information on a quarterly basis.
Certain information in this presentation is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in this presentation.  In addition, the forward-looking information included in this presentation will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Over Time
High End of Profit
% Hedged
Low End of Profit
% Hedged
Operating Profit ($ Million)
Open Generation
with LT Contracts
Portfolio
Management
Portfolio
Optimization

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product types and
channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
•
Exelon’s hedging program is designed to protect the
long-term value of our generating fleet and maintain
an investment-grade balance sheet
•
Hedge enough commodity risk to meet future cash
requirements if prices drop
•
Consider:  financing policy (credit rating objectives, capital structure, liquidity); spending (capital and O&M); shareholder value return policy
•
Consider market, credit, operational risk
•
Approach to managing volatility
•
Increase hedging as delivery approaches
•
Have enough supply to meet peak load
•
Purchase fossil fuels as power is sold
•
Choose hedging products based on generation portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
By design, our hedging program allows us to weather short-term, adverse market conditions while positioning us to participate in long-term upside potential

5 5
Percentage of Expected
Generation Hedged
• How many equivalent MW have been hedged at
forward market prices;  all hedge products used are
converted to an equivalent average MW volume
• Takes ALL hedges into account whether they are
power sales or financial products
Equivalent MWs Sold
Expected Generation
=
• Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
•
Carry operational length into spot market to manage forced outage and load-following risks
•
By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
•
Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

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Open gross margin assumes all expected generation is sold at the
Reference Prices listed below
2009 2010 2011
Estimated Open Gross Margin (millions) (1,2) $5,450 $5,900 $6,350
Reference Prices (1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.71
$30.63
$45.08
($1.08)
$6.08
$31.64
$50.35
($0.99)
$6.69
$36.93
$54.18
$0.36
(1) Based on February 28, 2009 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants.  Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.
Exelon Generation Open Gross Margin and
Reference Prices

7 7

(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 10 refueling outages in 2009 and 2010 and 11 refueling outages in 2011 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.3%, 92.7% and 92.8% in
2009, 2010 and 2011 at Exelon-operated nuclear plants. These estimates of expected generation in 2010 and 2011 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin.  It excludes capacity revenue and uranium costs.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.
2009 2010 2011
Expected Generation
(GWh)
(1) 170,500 166,100 167,500
Midwest 99,400 96,900 98,500
Mid-Atlantic 57,500 58,500 58,100
South 13,600 10,700 10,900
Percentage of Expected Generation Hedged (2) 91-94% 81-84% 40-43%
Midwest 93-96 79-82 49-52
Mid-Atlantic 93-96 91-94 27-30
South 67-70 39-42 14-17
Effective Realized Energy Price
($/MWh)
(3)
Midwest $48.00 $48.00 $47.25
Mid-Atlantic $37.00 $37.50 $71.25
ERCOT North ATC Spark Spread $3.75 $5.00 $7.00
Generation Profile

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2009 2010 2011
Gross Margin Sensitivities with Existing Hedges (millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
$18
($4)
$10
($9)
$20
($18)
+/-$40
$70
($50)
$115
($115)
$30
($30)
+/-$50
$420
($390)
$265
($265)
$230
($230)
+/-$50
(1) Based on February 28, 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)

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95% case
5% case
$6,800
$6,500
$5,800
$6,900
$6,100
$8,900
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of
February 28, 2009.

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Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.45 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,400GWh * 94% *
($48.00/MWh-$30.63/MWh)
= $1.6 billion
57,500GWh * 94% *
($37.00/MWh-$45.08/MWh)
= ($0.4 billion)
13,600GWh * 68% *
($3.75/MWh-($1.08)/MWh)
= $0.0 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin: $5.45 billion
MTM value of energy hedges:           $1.6 billion + ($0.4 billion) + $0.0 billion
Estimated hedged gross margin: $6.65 billion
Illustrative Example
of Modeling Exelon Generation 2009 Gross Margin (with Existing Hedges)